EX-10.12

Contracts of Purchases and Sales of Products

Party A: Tianjin Daxing Import & Export Trade Co., Ltd.

Party B: Tianjin Joway Textile Co., Ltd.

1. Product Names, Specifications, Quantity, Amount:

Date of Signing the Contract:

October 9, 2008

Product Name	Color	Fabric Requirement	Specification	Unit Price ( Yuan/Piece)	Quantity ( Piece)	Amount(Yuan)	Including Tax
Sock		Cotton	male /female
Underwear		Cotton plus Spandex	male /female
Underclothes		Cotton	male /female
Bra		Spandex plus Polyamide	All Sizes
Kneepad		Polyamide	L/XL/XXL
Decorative Cloth		Synthetic Fiber	1.95m/w
Hat		Cotton	red/m
Shampoo		Bottle
Shower gel		Bottle
Soap		Bar
Tie		Box
Soften Cotton		kg
Pillowcase Cloth		m
Knitted Fabrics		kg
Knitting
Amount (Capital)

Note: Party B entrusts Party A with commodity purchases. Due to price changing with the market, the current settlement price is determined via bilateral negotiation, which is the delivered price including VAT. The number shall be allowed within the range of plus-minus 10%, and the volume above 10% shall not be settled within the current period.

2. Product Quality Standards and Acceptance Methods:

(i) Reactive dyes are needed for fabric dyeing and finishing processes to meet the national environmental requirements in accordance with GB-18401-2003-B, color fastness up to 4th level or above with appearance quality unaffected due to fading in finishing treatments of the purchaser. Color difference on fabrics can not exceed the visual standard, finished products referred by the standards of retained sample. The products with great disparity shall be treated as nonconformity.

(ii) Fabrics shall be without any damage, spinning or skipped stitches;

(iii) Workmanship Requirements: Delicate, fine and close stitches, perfect design, no out-pin or short-thread; binding edge width of 2.5cm, uniform smooth and natural sewing.

3. Delivery Date: The supplier shall deliver goods 30-45 days after signing the contract with partial delivery permitted during the period, but the completion date can not exceed the time agreed in the contract. If the supplier fails to deliver the goods within the stipulated time, he needs to inform the purchaser in advance. With the approval of both sides, the delivery date can be adjusted; the purchaser can notice the supplier to adjust shipping time in case that there is excessive inventory in the purchaser.

4. Means of Transportation and Freight: The supplier is responsible for safety of packages, and processing such as waterproof, moisture-proof, anti-fouling during transport. The supplier shall choose safe and efficient transportation and pay for long-distance shipping freight.

5. Payment Settlement Methods: Both parties shall check accounts monthly. The purchaser shall make acceptance check on all commodities in accordance with the acceptance criteria provided to the supplier and return unqualified goods to the supplier without paying shipping fee for returning with the number of qualified products as payment basis. The supplier shall issue value-added invoice and the purchaser pay upon invoice

6. Responsibility of Each Party: Both parties shall abide by all clauses agreed in the contract and safeguard bilateral rights and interests. The supplier shall not produce goods with the logo of the purchaser without the permission of the latter. Once found, the purchaser shall be entitled to terminate the contract and ask for the supplier to assume the economic losses, and reserve the right of action against the supplier. The purchaser is entitled to unilaterally terminate the contract and ask for the supplier to bear the actual loss he supplier has brought about if frequent extension of the contract causes a fundamental breach. The supplier should exchange or return any commodity with quality problem confirmed such as non-normal fading, fabric pilling, fabric damage, etc., when consumers use it and compensate the loss of consumers.

7. Methods of Contract Default and Dispute Resolution: The both parties shall be exempt from financial responsibilities by mutual consultation for economic losses due to force majeure. Any disputes of the both parties arising from in economic contacts that cannot be resolved after negotiation on the principle of amicable negotiation and mutual benefits shall be submitted to the court at the purchaser’s side for settlement through litigation.

8. This contract is executed in duplicate, one for each, and shall enter into force after being signed and sealed by both parties, the fax version is also valid. This contract shall take effect as of October 9, 2008 and shall expire on October 8, 2009.

Party A

Unit Name: Tianjin Daxing Import & Export Trade Co., Ltd.

Address: No.8 Huatiandao Road, Tianjin

Legal Representative : Sun Wenxue

Stamped: Tianjin Daxing Import & Export Trade Co., Ltd.

Tel : (022) 2322-8032

Fax: (022) 2322-8031

Party B

Unit Name: Tianjin Joway Textile Co., Ltd.

Address: No.2 Baowang Road, Tianbao Industrial Park, Baodi Economic Development Zone, Tianjin

Legal Representative : Feng Yanli

Stamped: Tianjin Joway Textile Co., Ltd.

Tel: (022) 2253-1918

Fax: (022) 2253-3666

Order List

Date: January 25, 2009	Serial number: 20090101

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	No.2, Baowang Road, Baodi Economic Development Zone, Tianjin

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Hat		piece	120	44.00	5280.00	January 4, 2009
2	Kneepad	L/XL/XXL	piece	420	65.00	27300.00	January 5, 2009
3	Female Underwear	L/XL/XXL/XXXL	set	582	105.00	61110.00	January 4, 2009
4	Shampoo		bottle	360	25.00	9000.00	January 4, 2009
5	Shower Gel		bottle	360	25.00	9000.00	January 4, 2009
6	Soap	120 gram/piece	piece	2400	13.00	31200.00	January 4, 2009

	Total in RMB:	One hundred and forty-two thousand eight hundred and ninety only				142890.00

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Tianjin Joway Textile Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli

Order List

Date: April 25, 2009	Serial number: 20090401

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	No.2, Baowang Road, Baodi Economic Development Zone, Tianjin

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Female Underwear	L/XL/XXL/XXXL	set	500	124.00	62000.00	April 3, 2009
2	Male Underwear	L/XL/XXL/XXXL	set	500	134.00	67000.00	April 3, 2009
3	Kneepad	L/XL/XXL	piece	420	65.00	27300.00	April 1, 2009
4	Cotton Cloth	1.95m/w	meter	6666.70	36.00	240001.20	April 1, 2009
5	Soften Cotton	200 gram/cm2	kg	6125	19.32	118335.00	April 1, 2009
6	Kneepad	L/XL/XXL	piece	105	65.00	6825.00	April 6, 2009

7

	Total in RMB:	Five hundred and twenty-one thousand four hundred and sixty-one and cents twenty only				521461.20

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Tianjin Joway Textile Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli

Order List

Date: May 25, 2009	Serial number: 20090501

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	No.2, Baowang Road, Baodi Economic Development Zone, Tianjin

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Bra	All sizes	piece	232	105.00	24360.00	May 4, 2009
2	Femal Underpants	L/XL/XXL/XXXL	piece	4763	34.00	161942.00	May 8, 2009
3
4
5
6
7

	Total in RMB:	One hundred and eighty-six thousand three hundred and two only				186302.00

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Tianjin Joway Textile Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli

Order List

Date: June 25, 2009	Serial number: 20090601

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	No.2, Baowang Road, Baodi Economic Development Zone, Tianjin

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Bra	All sizes	piece	2000	96.00	192000.00	June 1, 2009
2	Male Underpants	L/XL/XXL/XXXL	piece	2555	32.00	81760.00	June 5, 2009
3	Pillowcase Cloth	1.95m/w	meter	4125	31.00	127875.00	June 1, 2009
4	Soften Cotton	200 gram/cm2	kg	2777.80	19.9999	55555.60	June 1, 2009
5	Shampoo		bottle	360	22.00	7920.00	June 4, 2009
6	Soap	120 gram/piece	piece	3600	12.00	43200.00	June 4, 2009
7

	Total in RMB:	Five hundred and eight thousand three hundred and ten and cents sixty only				508310.60

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Tianjin Joway Textile Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli

Order List

Date: July 25, 2009	Serial number: 20090701

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	No.2, Baowang Road, Baodi Economic Development Zone, Tianjin

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Tie		box	1349	41.50	55983.50	July 6, 2009
2	Male Underpants	L/XL/XXL/XXXL	piece	2570	32.00	82240.00	July 8, 2009
3	Decorative Cloth	1.95m/w	meter	4803.60	31.00	148911.60	July 1, 2009
4	Knitting Fabrics		kg	1487.60	19.5000	29008.20	July 13, 2009
5	Shirting Cloth		meter			28728.35	July 15, 2009
6	Lace		meter			1407.12	July 13, 2009
7	Male Socks		pair	10000	2.60	26000.00	July 6, 2009
8	Female Socks		pair	3000	2.60	7800.00	July 6, 2009

	Total in RMB:	Three hundred and eighty thousand and seventy-eight and cents seventy-seven only				380078.77

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Tianjin Joway Textile Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli